SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 29, 1998
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
                                                            --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective October 29, 1998, NTL Incorporated (the "Company") completed its acquisition (the "Amalgamation") of Comcast UK Cable Partners Limited ("Comcast UK") pursuant to an amalgamation of NTL (Bermuda) Limited, a wholly owned subsidiary of the Company, with Comcast UK in accordance with the terms of an Agreement and Plan of Amalgamation, dated February 4, 1998, as amended, among the Company, NTL (Bermuda) Limited and Comcast UK. Comcast UK shareholders received 0.3745 shares of common stock of the Company for each share of common stock of Comcast UK. The Company issued 18,764,173 shares of common stock in the transaction, representing approximately 31.2% of the shares of common stock of the Company expected to be outstanding after giving effect to the consummation of the Amalgamation.

     The assets acquired by the Company will continue to be used in the same businesses as they were previously used before the Amalgamation.

     In connection with the Amalgamation, the Company entered into a Registration Rights Agreement with Comcast Corporation and Warburg, Pincus Investors, L.P., pursuant to which the Company is obligated to register for resale the shares of its common stock that were issued to each of Comcast
Corporation (or any subsidiary thereof) and Warburg, Pincus Investors, L.P. as consideration for their shares of Comcast UK. In addition, each of Comcast Corporation and Warburg, Pincus Investors, L.P. entered into a "lock-up" agreement with the Company preventing each of them from selling, transferring or disposing of any interest in the shares of common stock of the Company beneficially owned by them following the Amalgamation for a period of 150 days after the closing of the Amalgamation.

     A copy of the press release issued by the Company announcing the consummation of the Amalgamation is attached hereto as exhibit 99.2 and is incorporated herein in its entirety by reference.

ITEM 5.  OTHER EVENTS

     On October 30, 1998, the Company announced that it intended to commence the offering of Senior Deferred Coupon Notes Due 2008 (the "Senior Deferred Notes") and that the Company expects to raise $200 million of gross proceeds from such offering, which proceeds will be used to refinance existing indebtedness.

     On November 2, 1998, the Company announced that it had closed its sale of $625 million of 11-1/2% Senior Notes Due 2008 (the "Senior Notes"), which Senior Notes carry a cash-pay current coupon. The Company will use the net proceeds of the offering to refinance existing indebtedness.

     Neither the Senior Deferred Notes nor the Senior Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws,


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and  unless so  registered,  may not be offered or sold  except  pursuant  to an
exemption  from,  or  in  a  transaction   not  subject  to,  the   registration
requirements  of the  Securities  Act  and  applicable  state  securities  laws.
Accordingly, the Senior Notes were, and the Senior Deferred Notes will be, offered and sold within the United States pursuant to Rule 144A under the Securities Act only to "qualified institutional buyers" and outside the United States in accordance with Regulation S under the Securities Act.

     Copies of the press releases announcing the events described above are attached hereto as exhibits 99.3 and 99.4 and are incorporated in their entirety herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired and Significant Investees.

     The financial statements of Comcast UK and its significant investees set forth on pages F-39 through F-89 of the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 (File No. 333-64727) of the Company (the "Form S-4") are hereby incorporated herein in their entirety by reference.

(b)  Pro Forma Financial Information.

     The unaudited pro forma financial data set forth on pages 49 through 56 of the Joint Proxy Statement/Prospectus included in the Form S-4 are hereby incorporated herein in their entirety by reference.

(c)  Exhibits.

 Exhibit 2.1 Agreement and Plan of Amalgamation , dated as of February 4, 1998, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.2 Amendment No. 1 dated as of May 28, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998 among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.3 Amendment No. 2 dated as of August 14, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998, as amended, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).


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


 Exhibit 2.4 Form of Registration Rights Agreement by and among NTL Incorporated and Comcast Corporation and Warburg, Pincus Investors, L.P. (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.5 Form of Comcast Corporation Lock-Up Letter (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.6   Form  of  Warburg,   Pincus   Investors,   L.P.   Lock-Up  Letter
               (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 99.1  Joint  Proxy  Statement/Prospectus   included  in  the  Form  S-4
               (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 99.2 Text of press release issued by NTL Incorporated on October 29, 1998.

 Exhibit 99.3 Text of press release issued by NTL Incorporated on October 30, 1998.

 Exhibit 99.4 Text of press release issued by NTL Incorporated on November 2, 1998.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NTL INCORPORATED


                                     By: /s/ Richard J. Lubasch
                                     --------------------------------------
                                     Name:   Richard J. Lubasch
                                     Title:  Senior Vice President, General
                                               Counsel and Secretary

Dated:  November 3, 1998









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                                  EXHIBIT INDEX


    Exhibit    Description
    -------    -----------

 Exhibit 2.1 Agreement and Plan of Amalgamation , dated as of February 4, 1998, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.2 Amendment No. 1 dated as of May 28, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998 among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.3 Amendment No. 2 dated as of August 14, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998, as amended, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.4 Form of Registration Rights Agreement by and among NTL Incorporated and Comcast Corporation and Warburg, Pincus Investors, L.P. (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.5 Form of Comcast Corporation Lock-Up Letter (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 2.6   Form  of  Warburg,   Pincus   Investors,   L.P.   Lock-Up  Letter
               (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 99.1  Joint  Proxy  Statement/Prospectus   included  in  the  Form  S-4
               (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 Exhibit 99.2 Text of press release issued by NTL Incorporated on October 29, 1998.

 Exhibit 99.3 Text of press release issued by NTL Incorporated on October 30, 1998.

 Exhibit 99.4 Text of press release issued by NTL Incorporated on November 2, 1998.



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